--------------------------------------------------------------------------------

                                          Semi-Annual Report

        FPA CAPITAL FUND, INC.
        LOGO
        Distributor:

        FPA FUND DISTRIBUTORS, INC.

        11400 West Olympic Boulevard, Suite 1200
        Los Angeles, California 90064

                                          September 30, 1996

--------------------------------------------------------------------------------

                             OFFICERS AND DIRECTORS


DIRECTORS                                   DISTRIBUTOR

Donald E. Cantlay                           FPA Fund Distributors, Inc.
DeWayne W. Moore                            11400 West Olympic Boulevard, Suite
Lawrence J. Sheehan                         1200
Kenneth L. Trefftzs                         Los Angeles, California  90064



                                            COUNSEL
OFFICERS
                                            O'Melveny & Myers LLP
Robert L. Rodriguez, President and          Los Angeles, California
   Chief Investment Officer
Julio J. de Puzo, Jr.,
   Executive Vice President
Christopher Linden,                         CUSTODIAN & TRANSFER AGENT
   Senior Vice President
Eric S. Ende, Vice President                State Street Bank and Trust Company
Dennis M. Bryan, Vice President             Boston, Massachusetts
William D. Jacobs, Treasurer
Sherry Sasaki, Secretary
Christopher H. Thomas,
   Assistant Treasurer                      SHAREHOLDER SERVICE AGENT

                                            Boston Financial Data Services,
INVESTMENT ADVISER                          Inc.
                                            P.O. Box 8500
First Pacific Advisors, Inc.                Boston, Massachusetts  02266-8500
11400 West Olympic Boulevard, Suite 1200    (800) 638-3060
Los Angeles, California  90064              (617) 328-5000


This report has been prepared for the information of shareholders of FPA Capital Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

                             LETTER TO SHAREHOLDERS


Dear Fellow Shareholders:

         This Semi-Annual Report covers the six months ended September 30, 1996. Your Fund's net asset value (NAV) per share closed at $30.76. The NAV reflects a distribution of $0.74 on July 15, 1996 to shareholders of record on June 28, 1996. This distribution was composed of a $0.17 income dividend and a $0.57 capital gains distribution, $0.56 of which was long-term.

         The following table shows the average annual total return for several different periods ended on that date for the Fund and several comparative indices. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

                                  AVERAGE ANNUAL TOTAL RETURN
                                PERIODS ENDED SEPTEMBER 30, 1996
                                --------------------------------
                                 1 YEAR      5 YEARS    10 YEARS
                                 ------      -------    --------
FPA Capital Fund,
  Inc. (NAV)  . . . . . . . .    20.14%*     23.65%*    20.63%*
FPA Capital Fund, Inc.
  (Net of Sales Charge) . . .    12.33%++    22.00%++   19.82%++
Lipper Growth Fund
  Average . . . . . . . . . .    15.89%      13.97%     13.68%
Standard & Poor's
  500 Stock Index . . . . . .    20.39%      15.24%     14.93%
Russell 2000  . . . . . . . .    13.13%      15.76%     11.91%

         The Fund's six-month return, which includes both the change in NAV and the reinvestment of distributions paid, was 14.46%*. This compares with total returns of 7.47% for the Lipper Growth Fund Average, 7.76% for the S&P 500, and 5.36% for the Russell 2000. On a calendar year-to-date basis, these same comparisons are: 24.60%* for FPA Capital Fund; 13.42% for the Lipper Average; 13.64% for the S&P 500; and 10.73% for the Russell 2000.

COMMENTARY

         The beat goes on. The stock market continues to reach new highs and so does your Fund. We are pleased to convey such positive investment results. It has been a challenging year in that smaller company stocks have been underperformers. Your Fund was able to outperform both large and small capitalization stock indices through stock selection, despite having a short-term liquidity and bond position averaging between 20% and 30% of the portfolio. From a longer term perspective, your Fund continues to materially outperform the indices over five- and ten-year periods. According to Lipper Analytical Services, Inc., your Fund ranked 9th out of all mutual funds for the ten-year period ended September 30, 1996. It was also included in an article in USA TODAY on October 18, 1996, that highlighted the only 13 funds to have gained at least 1000% since the stock market low of August 1982. This came as quite a pleasant surprise.

         In light of this positive performance, we would like to give recognition to Dennis Bryan, who has been assisting me for the past three years. He earned his MBA from the University of Southern California and studied with Professor Guilford Babcock -- my investment professor from twenty years earlier. Dennis was a research analyst at a major brokerage firm before returning to earn his master's degree. His investment experience now totals almost eight years. He has focused his attention primarily on retailing companies. For example, one of his picks was Claire's Stores, which we acquired at a time when retailing stocks were unloved on "Wall Street." He, too, likes concentrating on out-of-favor situations. We

______________
* Does not reflect deduction of the sales charge which, if reflected, would reduce the performance shown
++ Reflects deduction of the maximum sales charge of 6.5% of the offering price recently sold this position and captured a $9.5 million dollar gain -- a return on investment of "only" 188% for nineteen months. Our investment in retailing companies has been a positive contributor to your Fund's returns. We look forward to Dennis' future contributions. At our last board of directors meeting, he was elected Vice President of your Fund.

         Today, optimism and "bullishness" run rampant throughout the stock market. We can see this by the record level of cash inflows to mutual funds and the low level of short-term liquidity in those funds. As of September, short-term liquidity in growth, growth and income, and capital appreciation
funds were near their lowest level in thirty years.     Stan Salvigsen of
Comstock Partners recently noted that net inflows to equity mutual funds are at a rate that would absorb more money than the American public is saving and commented, "It looks like folks are buying on margin." In light of this, a recent survey by Louis Harris & Associates, commissioned by Liberty Financial, found very little in the way of investor concern or fear of a stock market decline. As an example, 41% think the maximum annual decline over the next 10 years will be less than 10%. An additional 37% see a maximum decline of between 10% and 20%. In our opinion, this is totally unrealistic. Since 1900, we have had 106 corrections of 10% or more, which equates to about one a year. Corrections of 20% or more have occurred about every three years. Even more startling were investors' future return expectations. A staggering 85% believe stocks will match or beat the 14% annualized return of the last ten years in the next ten. To put this in perspective, the ten-year annualized return periods since 1992 have been among the highest for the past 200 years. We believe that these views are signs of excess in the stock market.

         Our response to these trends is one of caution. We believe that many of these investors eventually will become quite disappointed. Optimists will say that we are in a new investment environment and that these new investors are more committed to long-term investing. It will be argued that much of this new money is for retirement purposes and therefore, more "sticky." In other words, it will not leave because of a stock market decline. We have heard this type of reasoning before, but it was being applied to Japanese investors back in the late 1980s. They were viewed as being very long-term oriented, and it was believed they would not sell or panic. According to a recent study by the Leuthold Group between 1989 and June 1996, the assets in Japanese investment trusts (mutual funds) had fallen 91.2% in yen terms, while the stock market was down 46%. Here in the United States, between 1969 and 1974, the Value Line Index fell 70% while the S&P 500 declined 50% from peak to trough. After that crash, U.S. investors responded in much the same way as their Japanese counterparts would do almost twenty years later. Your Fund experienced this period directly. It was severely hurt in both the 1970 and 1974 "bear" markets. When we acquired the management contract in 1984, your Fund was among the bottom 10% of all mutual funds in terms of performance. We experienced a continuation of the trend of net redemptions for slightly more than three years. Human nature does not change. Fear has not been nor will it ever be eliminated from the process of investing. In order to be a successful long-term investor, one must keep greed and fear under control at all times.

         We believe that stock market volatility will probably increase.
Prices have been driven higher by expanding corporate profitability and rising P/E (Price/Earnings) ratios. During this cycle, corporate profitability has been impacted positively by three trends that are not likely to continue: declining interest costs, weak growth in depreciation costs, and reduced corporate tax rates. If these trends stabilize or reverse direction, total corporate net income and revenue growth rates should correlate more with future nominal gross domestic product growth rates, i.e., 5% to 6%. Furthermore, there is an increasing probability that unit labor costs will be increasing at a faster level than a corporation's ability to pass on these increases and, thus, future profit margin levels are more at risk. The present valuation level of the stock market does not provide much margin for error, should these changes develop.

         Taking into consideration this cheerful scenario, we are allowing short-term liquidity and bonds to build as a percentage of the total portfolio. On September 30, these two areas accounted for 27.8% versus 20.7% on March 31. This increase is a function of both contributions to the Fund and the proceeds from reducing or eliminating positions. Since our March Shareholder Letter, we eliminated four holdings while adding two -- Horace Mann Educators and CPI Corp. Horace Mann is the leading property insurance company serving teachers. We considered this highly efficient and profitable company a bargain at only 10x earnings and 1.5x book value. CPI Corp., the leading portrait studio photography company, has studios in the stores of Sears, Roebuck and Co. We purchased the position at less than 11x earnings and 1.3x book value. During the past month, the company commenced a Dutch auction to buy in approximately 13.7% of the outstanding shares. It is using the proceeds it received from the sale of a majority stake in its photo finishing subsidiary to Eastman Kodak Company. We are currently evaluating the proposal. Both these additions reflect our basic philosophy of investing in companies that are attractive on an absolute rather than on a relative valuation basis. The difficulty with this strategy is that, as the stock market moves higher at a faster rate than the improvement of the underlying fundamentals, our target opportunities become fewer and fewer. We currently find very few attractive areas that are deeply out-of-favor. We will continue to search, but we are exercising a higher degree of caution. In all likelihood, short-term liquidity levels will rise unless we get a stock market correction or a few select ideas become available.

         The portfolio retains a competitive valuation advantage to that of the market. At the end of September, the Fund's P/E and P/BV (Price/Book Value) ratios were 16.5x and 2.2x, respectively. By comparison, the P/E ratios of the S&P 500 and the Russell 2000 were 19.7x and 24.1x, while the P/BV ratios were 3.9x and 2.4x, respectively. In the case of your Fund, during the next quarter two of the holdings will be dropping unprofitable quarters (due to restructuring charges) from their latest twelve-month earnings. Were we to make these adjustments now, your Fund's P/E ratio would be closer to 14x than 16.5x earnings.

         This letter has expressed a high level of caution. During a period of optimism and general excitement, we believe it is our duty to worry more about the downside risk than the upside opportunity. This helps to keep us balanced in our investment view of the world. At this time, we would like to thank all our shareholders for the support and confidence that they have shown in us. Since we closed the Fund to new shareholders on May 23, 1995, at $282 million, Fund assets have grown to $493 million at September 30. Thirty-six percent, or $77 million of this increase, came from additional contributions while the balance of 64% was from capital appreciation and income earned. We like the fact that the majority of your Fund's increase in size is the result of investment performance rather than from a marketing success.

Respectfully submitted,


/s/ ROBERT L. RODRIGUEZ

Robert L. Rodriguez, C.F.A.
President and Chief  Investment Officer
October 26, 1996

                            MAJOR PORTFOLIO CHANGES
                      Six Months Ended September 30, 1996

                                                                                            Shares or
                                                                                            Principal
                                                                                             Amount
                                                                                        ---------------
NET PURCHASES

COMMON STOCKS
Arrow Electronics, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          45,200 shs.
CPI Corp. (1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         357,300 shs.
Exabyte Corporation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         145,000 shs.
Horace Mann Educators Corporation (1) . . . . . . . . . . . . . . . . . . . . . . .         200,000 shs.
Mac Frugal's Bargains Close-outs Inc. . . . . . . . . . . . . . . . . . . . . . . .         100,000 shs.
Marshall Industries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         110,000 shs.
Recoton Corporation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          40,000 shs.
Seagate Technology, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          35,000 shs.

CORPORATE BOND
Trump Atlantic City Associates
 --11 1/4% 2006 (1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $ 10,000,000


NET SALES

COMMON STOCKS
Claire's Stores, Inc. (2) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         559,950 shs.
Coachmen Industries, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          64,900 shs.
Fleetwood Enterprises, Inc. (2) . . . . . . . . . . . . . . . . . . . . . . . . . .         290,000 shs.
Green Tree Financial Corporation  . . . . . . . . . . . . . . . . . . . . . . . . .          75,000 shs.
NIKE, Inc. (Class "B") (2)  . . . . . . . . . . . . . . . . . . . . . . . . . . . .          90,000 shs.
Quick & Reilly Group, Inc., The . . . . . . . . . . . . . . . . . . . . . . . . . .          44,750 shs.
Ross Stores, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          60,200 shs.
United Industrial Corporation (2) . . . . . . . . . . . . . . . . . . . . . . . . .         197,500 shs.

U.S. GOVERNMENT AGENCIES
Federal National Mortgage Association (PAC IO-REMIC)
 --6% 2013  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $    891,811
Government National Mortgage Association (REMIC)
 --7.99125% 2010  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $  1,385,169



(1) Indicates new commitment to portfolio
(2) Indicates elimination from portfolio

                            PORTFOLIO OF INVESTMENTS
                               September 30, 1996


COMMON STOCKS                                                         Shares         Cost             Value
-----------------------------------------------------------------   ----------  --------------   --------------
TECHNOLOGY -- 21.5%
Arrow Electronics, Inc.*  . . . . . . . . . . . . . . . . . . . .     395,200     $ 11,455,357   $  17,586,400
Exabyte Corporation*  . . . . . . . . . . . . . . . . . . . . . .     420,000        5,575,509       6,300,000
Fluke Corporation . . . . . . . . . . . . . . . . . . . . . . . .     159,900        5,134,594       5,896,312
Keithley Instruments, Inc.  . . . . . . . . . . . . . . . . . . .     200,000        1,227,092       1,775,000
Komag, Incorporated*  . . . . . . . . . . . . . . . . . . . . . .     327,800        2,833,000       6,883,800
Marshall Industries*  . . . . . . . . . . . . . . . . . . . . . .     510,000        9,454,467      15,363,750
Photronics, Inc.* . . . . . . . . . . . . . . . . . . . . . . . .      75,000          441,250       2,325,000
Quantum Corporation*  . . . . . . . . . . . . . . . . . . . . . .     385,000        6,572,237       6,761,563
Seagate Technology, Inc.* . . . . . . . . . . . . . . . . . . . .     435,000        5,716,300      24,305,625
Storage Technology Corporation* . . . . . . . . . . . . . . . . .     500,000       10,773,165      18,937,500
                                                                                  ------------   -------------
                                                                                  $ 59,182,971   $ 106,134,950
                                                                                  ------------   -------------
FINANCIAL -- 20.2%
Comdisco, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . .     575,000     $  6,578,555   $  16,603,125
Countrywide Credit Industries, Inc. . . . . . . . . . . . . . . .     550,000        9,459,401      14,093,750
Foremost Corporation of America . . . . . . . . . . . . . . . . .      50,000        1,672,500       2,750,000
Green Tree Financial Corporation  . . . . . . . . . . . . . . . .   1,025,000          829,038      40,231,250
Horace Mann Educators Corporation . . . . . . . . . . . . . . . .     200,000        5,679,769       6,575,000
Quick & Reilly Group, Inc., The . . . . . . . . . . . . . . . . .     498,100        2,353,846      13,075,125
UnionFed Financial Corporation (Warrants)*  . . . . . . . . . . .     314,286          122,210              --
Westcorp  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     294,001        1,790,553       6,357,768
                                                                                  ------------   -------------
                                                                                  $ 28,485,872   $  99,686,018
                                                                                  ------------   -------------
RETAILING -- 11.2%
Good Guys, Inc., The* . . . . . . . . . . . . . . . . . . . . . .     525,000     $  4,764,000   $   4,200,000
Mac Frugal's Bargains Close-outs Inc.*  . . . . . . . . . . . . .   1,000,000       13,166,556      23,625,000
Ross Stores, Inc. . . . . . . . . . . . . . . . . . . . . . . . .     759,800        8,994,288      27,352,800
                                                                                  ------------   -------------
                                                                                  $ 26,924,844   $  55,177,800
                                                                                  ------------   -------------
CONSUMER DURABLES -- 6.8%
Coachmen Industries, Inc. . . . . . . . . . . . . . . . . . . . .     681,100     $  3,311,511   $  17,538,325
Flexsteel Industries, Inc.  . . . . . . . . . . . . . . . . . . .     160,000        2,008,125       1,880,000
Recoton Corporation*  . . . . . . . . . . . . . . . . . . . . . .     500,000        7,788,270       7,437,500
Thor Industries, Inc. . . . . . . . . . . . . . . . . . . . . . .     275,000        3,140,956       6,565,625
                                                                                  ------------   -------------
                                                                                  $ 16,248,862   $  33,421,450
                                                                                  ------------   -------------
CONSUMER NON-DURABLES -- 4.4%
Rawlings Sporting Goods Company, Inc.*  . . . . . . . . . . . . .     225,000     $  2,573,461   $   2,165,625
Reebok International Ltd. . . . . . . . . . . . . . . . . . . . .     565,000       17,871,206      19,633,750
                                                                                  ------------   -------------
                                                                                  $ 20,444,667   $  21,799,375
                                                                                  ------------   -------------

                            PORTFOLIO OF INVESTMENTS
                                   Continued

                                                                     Shares or
                                                                     Principal
COMMON STOCKS--CONTINUED                                              Amount         Cost           Value
------------------------                                           -----------   -------------   -------------
BASIC MATERIALS -- 2.2%
International Aluminum Corporation  . . . . . . . . . . . . . . .     200,000    $   4,117,806   $   4,875,000
Rouge Steel Company (Class "A") . . . . . . . . . . . . . . . . .     275,000        5,996,275       5,981,250
                                                                                 -------------   -------------
                                                                                 $  10,114,081   $  10,856,250
                                                                                 -------------   -------------
INDUSTRIAL SERVICES -- 1.7%
Angelica Corporation  . . . . . . . . . . . . . . . . . . . . . .     400,000    $   9,393,476   $   8,650,000
                                                                                 -------------   -------------

CONSUMER SERVICES -- 1.4%
CPI Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . .     357,300    $   5,282,963   $   6,699,375
                                                                                 -------------   -------------

DEFENSE -- 1.1%
Diagnostic/Retrieval Systems, Inc.*+  . . . . . . . . . . . . . .     510,000    $   2,507,718   $   5,546,250
                                                                                 -------------   -------------

PRINTING & PUBLISHING -- 0.6%
Devon Group, Inc.*  . . . . . . . . . . . . . . . . . . . . . . .     125,000    $   2,884,000   $   2,937,500
                                                                                 -------------   -------------

TOTAL COMMON STOCKS -- 71.1%  . . . . . . . . . . . . . . . . . .                $ 181,469,454   $ 350,908,968
                                                                                 -------------   -------------
PREFERRED STOCK -- 0.5%
Craig Corporation (Class "A")*+ . . . . . . . . . . . . . . . . .     160,000    $   1,906,272   $   2,300,000
                                                                                 -------------   -------------
U.S. GOVERNMENT AGENCIES -- 3.9%
Federal Home Loan Mortgage Corporation
 (CMO)--7% 2020 . . . . . . . . . . . . . . . . . . . . . . . . . $ 5,000,000    $   4,981,250   $   4,892,188
Federal Home Loan Mortgage Corporation
 (PAC IO-CMO)--7% 2020  . . . . . . . . . . . . . . . . . . . . .   3,755,714          899,726       1,032,821
Federal National Mortgage Association
 (PAC-REMIC)--8 1/2% 2025 . . . . . . . . . . . . . . . . . . . .   7,000,000        7,021,875       7,030,625
Federal National Mortgage Association
 (PAC IO-REMIC)--6% 2013  . . . . . . . . . . . . . . . . . . . .   5,979,293          313,215         356,889
Government National Mortgage Association
 (REMIC)--7.99125% 2010 . . . . . . . . . . . . . . . . . . . . .   5,736,864        5,736,864       5,754,791
                                                                                 -------------   -------------
                                                                                 $  18,952,930   $  19,067,314
                                                                                 -------------   -------------
CORPORATE BOND -- 2.0%
Trump Atlantic City Associates --11 1/4% 2006 . . . . . . . . . . $10,000,000    $   9,592,500   $   9,800,000
                                                                                 -------------   -------------

TOTAL INVESTMENT SECURITIES -- 77.5%  . . . . . . . . . . . . . .                $ 211,921,156   $ 382,076,282
                                                                                 =============   -------------

                            PORTFOLIO OF INVESTMENTS
                                   Continued

                                                                                  Principal
                                                                                    Amount          Value
                                                                                -------------    ------------
SHORT-TERM INVESTMENTS -- 21.9%
Short-term Corporate Notes:
  Exxon Asset Management -- 5 1/4% 10/2/96  . . . . . . . . . . . . . . . . .     $14,700,000    $  14,697,856
  General Motors Acceptance Corporation -- 5.36% 10/3/96  . . . . . . . . . .      13,600,000       13,595,950
  Exxon Asset Management -- 5.42% 10/4/96 . . . . . . . . . . . . . . . . . .       3,400,000        3,398,464
  General Electric Company -- 5.41% 10/4/96 . . . . . . . . . . . . . . . . .      23,000,000       22,989,631
  General Electric Capital Services, Inc. -- 5.31% 10/7/96  . . . . . . . . .      24,000,000       23,978,760
  General Motors Acceptance Corporation -- 5.35% 10/7/96  . . . . . . . . . .       2,200,000        2,198,038
  American Express Credit Corp. -- 5.33% 10/8/96  . . . . . . . . . . . . . .      24,000,000       23,975,127
  Hertz Corporation -- 5.26% 10/11/96 . . . . . . . . . . . . . . . . . . . .       1,800,000        1,797,370
State Street Bank Repurchase Agreement -- 4 3/4% 10/1/96
  (Collateralized by U.S. Treasury Notes -- 5.875% 1997,
  market value $1,526,121)  . . . . . . . . . . . . . . . . . . . . . . . . .       1,496,000        1,496,198
                                                                                                 -------------
                                                                                                 $ 108,127,394
                                                                                                 -------------
TOTAL INVESTMENTS -- 99.4%  . . . . . . . . . . . . . . . . . . . . . . . . .                    $ 490,203,676
Other assets less liabilities -- 0.6% . . . . . . . . . . . . . . . . . . . .                        2,738,352
                                                                                                 -------------

TOTAL NET ASSETS -- 100.0%  . . . . . . . . . . . . . . . . . . . . . . . . .                    $ 492,942,028
                                                                                                 =============





*Non-income producing securities

+Affiliate as defined in the Investment Company Act of 1940 by reason of ownership of 5% or more of its outstanding voting securities.

 See notes to financial statements.

                      STATEMENT OF ASSETS AND LIABILITIES
                               September 30, 1996


ASSETS
  Investments at value:
    Investment securities -- at market value
      (identified cost $211,921,156)  . . . . . . . . . . . . . . . . . . .    $  382,076,282
    Short-term investments -- at cost plus interest earned
      (maturities of 60 days or less) . . . . . . . . . . . . . . . . . . .       108,127,394  $   490,203,676
                                                                                -------------

  Cash  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                279
  Receivable for:
    Investment securities sold  . . . . . . . . . . . . . . . . . . . . . .    $    1,626,604
    Dividends and accrued interest  . . . . . . . . . . . . . . . . . . . .         1,005,676
    Capital Stock sold  . . . . . . . . . . . . . . . . . . . . . . . . . .           578,966        3,211,246
                                                                                -------------  ---------------
                                                                                               $   493,415,201


LIABILITIES
  Payable for:
    Advisory fees and financial services  . . . . . . . . . . . . . . . . .    $      304,086
    Capital Stock repurchased . . . . . . . . . . . . . . . . . . . . . . .           107,102
    Accrued expenses and other liabilities  . . . . . . . . . . . . . . . .            61,985          473,173
                                                                                -------------  ---------------

NET ASSETS -- equivalent to $30.76 per share on 16,025,877
  shares of Capital Stock outstanding . . . . . . . . . . . . . . . . . . .                    $   492,942,028
                                                                                               ===============



SUMMARY OF SHAREHOLDERS' EQUITY
  Capital Stock -- par value $0.01 per share; authorized
    100,000,000 shares; outstanding 16,025,877 shares . . . . . . . . . . .                    $       160,259
  Additional Paid-in Capital  . . . . . . . . . . . . . . . . . . . . . . .                        294,671,716
  Undistributed net realized gain on investments  . . . . . . . . . . . . .                         26,302,939
  Undistributed net investment income . . . . . . . . . . . . . . . . . . .                          1,651,988
  Unrealized appreciation of investments  . . . . . . . . . . . . . . . . .                        170,155,126
                                                                                               ---------------
  Net assets at September 30, 1996  . . . . . . . . . . . . . . . . . . . .                    $   492,942,028
                                                                                               ===============



See notes to financial statements.

                            STATEMENT OF OPERATIONS
                  For the Six Months Ended September 30, 1996

INVESTMENT INCOME
    Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     $    3,368,011
    Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                          1,361,402
                                                                                                --------------
                                                                                                $    4,729,413
EXPENSES
    Advisory fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $   1,495,384
    Financial services  . . . . . . . . . . . . . . . . . . . . . . . . . .           226,212
    Transfer agent fees and expenses  . . . . . . . . . . . . . . . . . . .            89,291
    Registration fees . . . . . . . . . . . . . . . . . . . . . . . . . . .            70,007
    Custodian fees and expenses . . . . . . . . . . . . . . . . . . . . . .            25,085
    Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            17,040
    Postage   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            11,807
    Reports to shareholders . . . . . . . . . . . . . . . . . . . . . . . .            11,510
    Directors' fees and expenses  . . . . . . . . . . . . . . . . . . . . .            11,296
    Audit fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             8,275
    Legal fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             8,000
    Taxes, other than federal income tax  . . . . . . . . . . . . . . . . .               800        1,974,707
                                                                                -------------    -------------

            Net investment income . . . . . . . . . . . . . . . . . . . . .                     $    2,754,706
                                                                                                --------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments:
    Proceeds from sales of investment securities (excluding
      short-term investments with maturities of 60 days or less)  . . . . .     $  46,766,213
    Cost of investment securities sold  . . . . . . . . . . . . . . . . . .        20,343,839
                                                                                -------------

        Net realized gain on investments  . . . . . . . . . . . . . . . . .                     $   26,422,374

Unrealized appreciation of investments:
    Unrealized appreciation at beginning of period  . . . . . . . . . . . .     $ 139,786,387
    Unrealized appreciation at end of period  . . . . . . . . . . . . . . .       170,155,126
                                                                                -------------



        Increase in unrealized appreciation of investments  . . . . . . . .                         30,368,739
                                                                                                 -------------

            Net realized and unrealized gain on investments . . . . . . . .                      $  56,791,113
                                                                                                 -------------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      $  59,545,819
                                                                                                 =============





See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS


                                                    Six Months Ended                      Year Ended
                                                   September 30, 1996                   March 31, 1996
                                             ---------------------------     ---------------------------------
INCREASE IN NET ASSETS
Operations:
  Net investment income . . . . . . . . .    $    2,754,706                    $    4,393,378
  Net realized gain on investments  . . .        26,422,374                        34,698,880
  Increase in unrealized appreciation
    of investments  . . . . . . . . . . .        30,368,739                        59,670,686
                                             --------------                    --------------

Increase in net assets resulting
  from operations . . . . . . . . . . . .                    $    59,545,819                    $   98,762,944
Distributions to shareholders from:
  Net investment income . . . . . . . . .    $   (2,606,738)                   $   (3,256,784)
  Net realized capital gains  . . . . . .        (8,708,428)     (11,315,166)     (32,254,690)     (35,511,474)
                                             --------------                    --------------

Capital Stock transactions:
  Proceeds from Capital Stock sold  . . .    $   59,063,231                    $  123,331,788
  Proceeds from shares issued to
    shareholders upon reinvestment
    of dividends and distributions  . . .         9,367,748                        29,555,959
  Cost of Capital Stock repurchased . . .       (23,001,871)      45,429,108      (53,512,942)      99,374,805
                                             --------------  ---------------   --------------   --------------

Total increase in net assets  . . . . . .                    $    93,659,761                    $  162,626,275

NET ASSETS
Beginning of period, including
  undistributed net investment income
  of $1,504,020 and $367,426  . . . . . .                        399,282,267                       236,655,992
                                                             ---------------                    --------------

End of period, including
  undistributed net investment income
  of $1,651,988 and $1,504,020  . . . . .                    $   492,942,028                    $  399,282,267
                                                             ===============                    ==============

CHANGE IN CAPITAL STOCK
  OUTSTANDING
Shares of Capital Stock sold  . . . . . .                          2,001,692                         4,796,761
Shares issued to shareholders
  upon reinvestment of dividends
  and distributions . . . . . . . . . . .                            318,956                         1,162,515
Shares of Capital Stock repurchased . . .                           (789,236)                       (2,027,718)
                                                             ---------------                    --------------
Increase in Capital Stock outstanding . .                          1,531,412                         3,931,558
                                                             ===============                    ==============



See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                        Six
                                                       Months
                                                       Ended
                                                     September               Year Ended March 31,
                                                        30,     -----------------------------------------------
                                                        1996     1996      1995      1994      1993      1992
                                                      --------  -------- --------  --------  --------  --------
Per share operating performance:
Net asset value at beginning of period  . . . . .     $ 27.55   $ 22.40  $ 19.30   $ 19.06   $ 18.32   $ 14.60
                                                      --------  -------- --------  --------  --------  --------
Net investment income . . . . . . . . . . . . . .     $  0.17   $  0.33  $  0.09   $  0.04   $  0.05   $   0.09
Net realized and unrealized gain on
  investment securities . . . . . . . . . . . . .        3.78      7.63     3.62      2.30      2.26       4.63
                                                      --------  -------- --------  --------  --------  --------
Total from investment operations  . . . . . . . .     $  3.95   $  7.96  $  3.71   $  2.34   $  2.31   $   4.72
                                                      --------  -------- --------  --------  --------  --------
Less distributions:
  Dividends from net investment income  . . . . .     $ (0.17)  $ (0.26) $ (0.08)  $ (0.03)  $ (0.05)  $  (0.10)
  Distributions from net realized
    capital gains . . . . . . . . . . . . . . . .       (0.57)    (2.55)   (0.53)    (2.07)    (1.52)     (0.90)
                                                      --------  -------- --------  --------  --------  --------
  Total distributions . . . . . . . . . . . . . .     $ (0.74)  $ (2.81) $ (0.61)  $ (2.10)  $ (1.57)  $  (1.00)
                                                      --------  -------- --------  --------  --------  --------
Net asset value at end of period  . . . . . . . .     $ 30.76   $ 27.55  $ 22.40   $ 19.30   $ 19.06   $  18.32
                                                      ========  ======== ========  ========  ========  ========

Total investment return*  . . . . . . . . . . . .      14.46%    36.84%   19.77%    13.13%    14.23%     33.82%
Ratios/supplemental data:
Net assets at end of period (in $000's) . . . . .     492,942   399,282  236,656   165,684   134,169    109,581
Average brokerage commissions
  (in $ per share)  . . . . . . . . . . . . . . .      0.0600        --       --        --        --        --
Ratio of expenses to average net assets . . . . .        0.86%+    0.87%    0.95%     1.03%     1.06%     1.08%
Ratio of net investment income to
  average net assets  . . . . . . . . . . . . . .        1.20%+    1.28%    0.48%     0.20%     0.29%     0.55%
Portfolio turnover rate . . . . . . . . . . . . .          17%+      21%      11%       16%       19%       13%


* Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge. The return for the six months ended September 30, 1996 is not annualized.

+ Annualized

See notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS
                               September 30, 1996


NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

         The Fund is registered under the Investment Company Act of 1940, as a diversified, open-end investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.       Security Valuation

                 Securities listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the period, or if there was not a sale that day, at the last bid price. Unlisted securities are valued at the most recent bid price. Short-term investments with maturities of 60 days or less are valued at cost plus interest earned, which approximates market value.

B.       Federal Income Tax

                 No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.       Securities Transactions and Related Investment Income

         Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

NOTE 2 -- PURCHASES OF INVESTMENT SECURITIES

         Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $30,581,214 for the six months ended September 30, 1996. Realized gains or losses are based on the specific-certificate identification method. The cost of securities held at September 30, 1996 was the same for federal income tax and financial reporting purposes.

NOTE 3 -- ADVISORY FEES AND OTHER AFFILIATED TRANSACTIONS

         Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement provides that the Adviser will reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in

                         NOTES TO FINANCIAL STATEMENTS
                                   Continued


excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

         For the six months ended September 30, 1996, the Fund paid aggregate fees of $11,000 to all Directors who are not affiliated persons of the Adviser. Legal fees were for services rendered by O'Melveny & Myers LLP, counsel for the Fund. A Director of the Fund is of counsel to, and a retired partner of, that firm.

NOTE 4 -- DISTRIBUTOR

         For the six months ended September 30, 1996, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $25,921 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

NOTE 5 -- SALES OF FUND SHARES

         Shares of the Fund are presently offered for sale only to existing shareholders and to directors, officers, and employees of the Fund, the Adviser, and affiliated companies. The discontinuation of sales to new investors reflects Management's belief that unrestrained growth in the Fund's net assets might impair investment flexibility. The Fund may resume at any time the sale of its shares to new investors if, in the Board of Directors' opinion, doing so would be in the best interests of the Fund and its shareholders.